                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          First Place Financial Corp.
                      ----------------------------------
               (Name of Registrant as Specified In Its Charter)


               ------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------


     (5) Total fee paid:

         ---------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------


     (3) Filing Party:

         ---------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                          FIRST PLACE FINANCIAL CORP.
                            185 East Market Street
                              Warren, Ohio 44482
                                (330) 373-1221

                                                            May 19, 1999

Fellow Stockholders:

     You are cordially invited to attend a special meeting of stockholders (the "Special Meeting") of First Place Financial Corp. (the "Company"), the holding company for First Federal Savings and Loan Association of Warren, which will be held on July 2, 1999, at 2:00 p.m., Eastern Time, at the Park Hotel, 136 North Park Avenue, Warren, Ohio.

     The attached Notice of the Special Meeting and the Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

     The only scheduled business of the Special Meeting is the approval of the First Place Financial Corp. 1999 Incentive Plan ("Incentive Plan").

     The Board of Directors of the Company has determined that approval of the Incentive Plan at the Special Meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" approval of the Incentive Plan.

     Whether or not you expect to attend, please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Sincerely yours,

/s/  Steven R. Lewis

Steven R. Lewis
President, Chief Executive Officer
and Director

                          FIRST PLACE FINANCIAL CORP.
                            185 East Market Street
                              Warren, Ohio  44482
                                (330) 373-1221

                          __________________________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To Be Held on July 2, 1999

                          __________________________


     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Special Meeting") of First Place Financial Corp. (the "Company") will be held on July 2, 1999, at 2:00 p.m., Eastern Time, at the Park Hotel, 136 North Park Avenue, Warren, Ohio.


     The purpose of the Special Meeting is to consider and vote upon the following matters:

     1.   The approval of the First Place Financial Corp. 1999 Incentive Plan;
          and

     2. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established May 5, 1999, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only recordholders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Special Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Special Meeting will be available at the executive offices of the Company, 185 East Market Street, Warren, Ohio 44482, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.

                                    By Order of the Board of Directors

                                    /s/  Dominique Stoeber

                                    Dominique Stoeber
                                    Corporate Secretary
Warren, Ohio
May 19, 1999

                          FIRST PLACE FINANCIAL CORP.
                            _______________________

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                                 JULY 2, 1999
                            _______________________

Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to stockholders of First Place Financial Corp. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at a special meeting of stockholders (the "Special Meeting"), to be held on July 2, 1999 at 2:00 p.m., Eastern Time, at the Park Hotel, 136 North Park Avenue, Warren, Ohio and at any adjournments thereof. This Proxy Statement is first being mailed to recordholders on or about May 19, 1999.

     Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Special Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the approval of the First Place Financial Corp. 1999 Incentive Plan (the "Incentive Plan").

     Other than the matters set forth on the attached Notice of Special Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting and at any adjournments thereof, including whether or not to adjourn the Special Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Special Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $4,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, First Federal Savings and Loan

Association of Warren (the "Association"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at the Special Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

     The close of business on May 5, 1999 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 11,241,250 shares.

     As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit, and such shares held in excess of the Limit are treated as not outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the approval of the Incentive Plan submitted for shareholder action set forth in the Proposal, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR" the Proposal; (ii) vote "AGAINST" the Proposal; or (iii) "ABSTAIN" from voting on the Proposal. Under Delaware law, an affirmative vote of the holder of a majority of the shares of Common Stock present in person or by proxy at the Special Meeting at which a quorum is present and entitled to vote on the Proposal is required to constitute stockholder approval of the Proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to the Proposal will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes are not counted as present and entitled to vote on the

Proposal and have no effect on the vote on the Proposal. For further information on the vote required to implement the Proposal during the first year following the mutual-to-stock conversion of the Association (the "Conversion"), see the discussion under the Proposal herein.

     Proxies solicited hereby are to be returned to the Company's transfer agent, Registrar and Transfer Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Special Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                             Amount and
                                                                             Nature of
                                        Name and Address                     Beneficial
      Title of Class                    of Beneficial Owner                  Ownership           Percent of Class
      --------------                    -------------------                  ---------           ----------------
Common Stock                 First Federal Savings and Loan                  899,300(1)             8.0%
                             Association of Warren Employee Stock
                             Ownership Plan ("ESOP")
                             185 East Market Street
                             Warren, Ohio 44482

Common Stock                 First Federal of Warren Community               802,625(2)             7.1%
                             Foundation
                             185 East Market Street
                             Warren, Ohio 44482

(1) Shares of Common Stock were acquired by the ESOP in the Association's stock conversion. The ESOP Committee administers the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At May 5, 1999, no shares had been allocated under the ESOP. Each participant, however, will be deemed to have one share of Common Stock in the ESOP allocated to such participant's account for the purpose of providing voting instructions to the ESOP Trustee. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) First Federal of Warren Community Foundation is a private foundation that was funded with 802,625 shares of Common Stock of the Company in connection with the Conversion. Pursuant to a regulatory condition imposed by the Office of Thrift Supervision ("OTS") in approving the formation and funding of the Foundation, unless the condition is waived by the OTS, all shares of Common Stock held by the Foundation must be voted in the same ratio as all other shares of Common Stock on all proposals considered by stockholders of the Company.

Security Ownership of Directors and Management

     The following table sets forth information, as of the Record Date, as to shares of Common Stock beneficially owned by directors individually and all directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals.


                                                                                                  Shares of
                                                                                                Common Stock
                                                                                                Beneficially          Percent of
Name                                         Title (1)                                          Owned(2)(3)            Class(4)
----                                         -----------                                        ---------------       ---------
DIRECTORS AND EXECUTIVE
OFFICERS

Paul A. Watson                               Chairman of the Boards of                            52,500                 *
                                             Directors(5)
Steven R. Lewis                              President, Chief Executive                           39,423                 *
                                             Officer and Director
George J. Gentithes                          Director                                             60,000                 *
Robert P. Grace                              Director                                             25,000                 *
Thomas M. Humphries                          Director                                             25,000                 *
Robert S. McGeough                           Director                                             26,250                 *
E. Jeffrey Rossi                             Director                                             39,518                 *
William W. Watson                            Director                                             37,500                 *
All Directors and Executive Officers as a    ___                                                 342,783               3.05%
 Group (13 persons)



______________
*   Does not exceed 1.0% of the Company's voting securities.
(1) Titles are for both the Company and the Association unless otherwise indicated.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) Does not include options or awards to be granted under the Incentive Plan, which is subject to stockholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see "The Proposal."
(4) As of the Record Date, there were 11,241,250 shares of Common Stock outstanding.
(5) The Chairman of the Board of Directors has been designated as an executive officer of the Company and the Association.

Interest in Certain Persons in Matters to be Acted Upon

     Upon obtaining stockholder approval, the Company intends to grant directors and selected officers and employees of the Association and the Company stock options and awards in the form of shares of Common Stock under the Incentive Plan, being presented for approval in the Proposal.

Directors' Compensation

     Directors' Fees. Currently, all directors of the Association, with exception of Mr. Lewis, receive an annual retainer of $6,000. In addition, such directors receive a fee of $300 ($350 for the Chairman of the Board) for each regular and special Board meeting which they attend. Such directors also receive a fee of $90 ($150 in the case of the Audit Committee and the Asset Classification Committee) for each committee meeting attended. Directors of the Company receive no compensation for their services as such.

     Incentive Plan. The Company is presenting to shareholders for approval the Incentive Plan, under which all directors of the Company and the Association are eligible to receive awards. See the Proposal for a summary of the material terms of the Incentive Plan.

Summary Compensation Table

     The following shows, for the fiscal year ended June 30, 1998, the cash compensation paid by the Company and the Association as well as certain other compensation paid for that year, to the Chief Executive Officer of the Company and the Association. No other executive officers earned in excess of $100,000 in salary and bonus in fiscal 1998.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Long Term Compensation
                                                                             --------------------------------------
                                                                                     Awards                 Payouts
                                                                             ---------------------         --------
                                             Annual Compensation (1)
                                        ----------------------------


                                                             Other          Restricted    Securities                      All
                                                             Annual          Stock        Underlying        LTIP         Other
Name and                                                   Compensation     Awards(3)    Options/SARs      Payouts    Compensation
Principal Position  Year     Salary ($)  Bonus ($)           ($)(2)           ($)            (#)(3)          ($)         ($)(4)
-----------------------------------------------------------------------------------------------------------------------------------
Steven R. Lewis     1998      $120,162    $12,480            $   --           --               --           --          $2,603
President, Chief
Executive
Officer and
Director

_____________________________
(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Chief Executive Officer under the Association's 401(k) Plan.
(2) For 1998, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payments reimbursements; or (e) preferential discounts on stock.
(3) For 1998, the Association had no restricted stock or stock-related plans in existence.
(4) Other compensation includes the Association's matching contribution under the Association's 401(k) Plan.

Employment and Change in Control Agreements

     The Association and the Company have entered into employment agreements with Steven R. Lewis, the President and Chief Executive Officer of the Company and the Association (the "Executive") (collectively, the "Employment Agreements"). These Employment Agreements are intended to ensure that the Association and the Company will be able to maintain a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of the Executive.

     The Employment Agreements provide for a three-year term. The Employment Agreements provide that, on or before the third anniversary date and continuing each third anniversary date thereafter, the Board of Directors will review the agreement and the Executive's performance for purposes of determining whether to extend the agreement for an additional three years so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The agreements provide that the Executive's base salary will be reviewed annually. The current base salary under the Employment Agreements for Mr. Lewis is $150,000. In addition to the base salary, the Employment Agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by the Association or the Company for cause as defined in the Employment Agreements, at any time. In the event the Association or the Company chooses to terminate the Executive's employment for any reasons other than for cause, or in the event of the Executive's resignation from the Association and the Company upon: (i) failure to re-elect the Executive to his current offices;
(ii) a material change in the Executive's functions, duties or responsibilities;
(iii) a relocation of the Executive's principal place of employment by more than 50 miles; (iv) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of the Employment Agreements, unless consented to by the Executive; (v) liquidation or dissolution of the Association or the Company; or (vi) a breach of the agreement by the Association or the Company, the Executive or, in the event of death, the Executive's beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Association or the Company during the remaining term of the Employment Agreements. The Association and the Company would also continue and pay for the Executive's life, health and dental coverage for the remaining term of the Employment Agreements. Upon any termination of the Executive, the Executive is subject to a one-year non-competition agreement.

     Under the Employment Agreements, if involuntary termination or under certain circumstances, voluntary termination follows a change in control of the Association or the Company as defined in the Employment Agreements, the Executive, or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Association and the Company would also continue the Executive's life, health and dental coverage for 36 months. Notwithstanding that both the Association and Company Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. For the purposes of determining the term of the Association Agreement and the benefits to be paid as described in this paragraph, the Board of Directors of the Association shall annually review the agreement and the Executive's performance for the purpose of determining whether to deem the Agreement extended for an additional year such that the remaining term for these purposes shall be three years. The Company Employment Agreement shall be deemed extended for these purposes on a daily basis unless written notice of non-renewal is given by the Board of Directors.

     Payments to the Executive under the Association's Employment Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Association. Payment under the Company's Employment Agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Association or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Association and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. In the event of a change in control of the Association or the Company, the total amount of payments due under the Employment Agreements, based solely on the current base salary to be paid to Mr. Lewis excluding any benefits under any employee benefit plan which may be payable, would be approximately $450,000.

     The Association and the Company have entered into two-year change in control agreements ("CIC Agreements") with certain other executive officers (the "Officers") of the Company and the Association, none of whom will be covered by employment contracts. The CIC Agreements provide that commencing on the first anniversary date and continuing on each anniversary thereafter, the Association's CIC Agreements may be renewed by the Board of Directors for an additional year. The Company's CIC Agreements are similar to the Association's CIC Agreements except that the term of the Company's CIC Agreements shall be extended on a daily basis. The CIC Agreements provide that in the event involuntary termination or, in certain circumstances, voluntary termination follows a change in control of the Association or the Company, the Officer would be entitled to receive a severance payment equal to two times the Officer's average annual compensation for the five years preceding the termination. The Association would also continue, and pay for, the Officer's life and health insurance coverage for 24 months following termination. Payments to the Officer under the Association's CIC Agreements are guaranteed by the Company in the event that payments of benefits are not paid by the Association.

     In the event of a change in control, total payments to the Officers under the CIC Agreements, based solely on current base salary and excluding any benefits under any employee benefit plan which may be payable, would be approximately $750,000.

Insurance Plans

     All full-time employees of the Association, upon completion of the applicable introductory period, are covered as a group for comprehensive hospitalization, including major medical and long-term disability insurance. Life insurance is also provided to employees and directors.

Benefit Plans

     Retirement Plan. The Association sponsors a defined benefit pension plan known as the First Federal Savings and Loan Association of Warren Defined Benefit Pension Plan ("Retirement Plan"). The Retirement Plan is intended to satisfy the tax qualification requirements of Section 401(a) of the Code. The Board of Directors has voted to terminate the Retirement Plan effective June 30, 1999. The anticipated cost to the Association of terminating the Retirement Plan is currently estimated to be approximately $750,000; however, as the cost to terminate the Retirement Plan is dependent on circumstances on the effective date of termination, there can be no assurances that the actual cost to the Association will not exceed that amount.

     Employees are eligible to participate in the Retirement Plan on the April 1 or October 1 coincident with or otherwise next following the later of an employee's 21st birthday and the one year anniversary of the employee's date of employment, regardless of the number of hours of service credited. The Retirement Plan defines "Employee" as any individual employed by the Association or its affiliates or any leased employee who is deemed to be an employee under
Section 414(n) of the Code but excludes any person who is an independent contractor.

     The Retirement Plan provides for a normal retirement benefit to participants upon retirement at or after the later of (i) attainment of age 65 or (ii) the fifth anniversary of initial participation in the plan. The annual normal retirement benefit for a participant under the Retirement Plan equals 45% of a participant's "Average Monthly Compensation" (as defined in the plan) plus 16% of the participant's "Average Monthly Compensation" in excess of one-twelfth "Covered Compensation" (as defined in the plan). However, if projected years of service to normal retirement age are less than twenty-five, the percentage of Average Monthly Compensation and the excess percentage will be reduced by one-twenty-fifth for each year of service less than twenty-five.

     A participant may also become eligible to receive an early retirement benefit upon the (i) attainment of age 60; and (ii) completion of 15 years of service. Early retirement benefits are generally calculated in the same manner as a participant's normal retirement benefits but may be actuarially reduced if paid prior to the participant's "Normal Retirement Date" (as defined by the plan). Participants generally become vested in their benefits under the Retirement Plan upon completing at least five years of Service.

     The plan generally pays benefits in the form of a straight life annuity with respect to unmarried participants and in the form of a joint and 50% survivor annuity (with the spouse as designated beneficiary) for married participants. Other forms of benefit payments, including a lump sum, are available under the Retirement Plan.

     The following table sets forth the estimated annual benefits payable under the Retirement Plan upon a participant's retirement at age 65 under the most advantageous plan provisions available at various levels of compensation and years of service. Covered compensation under the Retirement Plan basically includes the base salary for participants, and does not consider any cash bonus amounts. The benefits listed in the table below for the Retirement Plan are not subject to a deduction for social security benefits or any other offset amount.

                                                                  Years of Service

     Final Average             --------------------------------------------------------------------------------------------
     Compensation                 15              20              25              30              35              40
-----------------------        ------------   -------------   -------------   -------------   -------------   -------------
        $ 20,000               $ 5,400         $ 7,200         $ 9,000         $ 9,000         $ 9,000         $ 9,000
          30,000                 8,100          10,800          13,500          13,500          13,500          13,500
          50,000                13,500          18,000          22,500          22,500          22,500          22,500
          75,000                21,102          28,137          35,171          35,171          35,171          35,171
         100,000                30,252          40,337          50,421          50,421          50,421          50,421
         150,000                48,552          64,737          80,921          80,921          80,921          80,921
         200,000                52,212          69,617          87,021          87,021          87,021          87,021
         250,000                52,212          69,617          87,021          87,021          87,021          87,021
         300,000                52,212          69,617          87,021          87,021          87,021          87,021
         and over(1)

___________
(1) Under current law, the final average compensation for computing benefits under the Retirement Plan cannot exceed $160,000 (indexed for inflation).


     The approximate years of service, as of June 30, 1998, for the named executive officer is as follows:


     Named Executive Officer                            Years of Service
     -----------------------                            ----------------

     Steven R. Lewis                                          14


     401(k) Plan. The Association also sponsors the First Federal Savings and Loan Association of Warren 401(k) Savings Plan ("401(k) Plan"), a tax-qualified profit sharing and salary reduction plan under Sections 401(a) and 401(k) of the Code. Generally, employees other than employees who are collective bargaining unit employees and employees who are non-resident aliens become eligible to participate in the 401(k) Plan upon the attainment of age 21 and the completion of one year of service. Under the 401(k) Plan, participants may make salary reduction contributions equal to 2% to 12% of their compensation or the legally permissible limit (currently $10,000). The Association matches of the compensation deferred by a participant with respect to amounts deferred up to 6% of annual compensation.

     Participants are always 100% vested in their salary reduction Contributions. Participants become 100% vested in Association matching contributions after the completion of five years of service with the Association. A participant who terminates employment due to death, disability, or retirement immediately becomes fully vested in the Association's matching contributions credited to his or her account regardless of the participant's years of service. A participant's vested portion of his or her 401(k) Plan account is distributable from the 401(k) Plan upon the termination of the participant's employment, death, disability or retirement. In addition, a participant may be eligible for hardship withdrawals and loans under the 401(k) Plan. Any distribution made to a participant prior to the participant's attainment of age 59 is subject to a 10% excise tax in addition to federal income taxes. The Board of Directors may at any time discontinue the Association's contributions to employee accounts. For the years ended June 30, 1998, 1997 and 1996, the Association's matching contributions to the 401(k) Plan were $56,000, $52,000 and $48,000, respectively.

     The 401(k) Plan currently permits participants to invest their 401(k) Plan account balances in several types of investment funds. In connection with the Conversion, the Association amended the 401(k) Plan to permit plan participants to invest their account balances in Company Common Stock through an employer stock fund (the "Employer Stock Fund"). The Employer Stock Fund will be invested primarily in shares of Common Stock. The trustee may follow the voting directions of 401(k) Plan participants investing in the Employer Stock Fund; provided that the trustee determines such voting is consistent with its fiduciary duties.

     ESOP. In connection with the Conversion, the Association also implemented an employee stock ownership plan ("ESOP"). The ESOP is a tax-qualified retirement plan designed to invest primarily in employer securities. The Association will make contributions to the ESOP on behalf of all ESOP participants. The ESOP will provide eligible employees with the opportunity to receive a Association funded retirement benefit based on the value of the Common Stock. The eligibility requirements for the ESOP are similar to those of the 401(k) Plan.

     The ESOP purchased 8.0%, or 899,300 shares, of the Common Stock issued in connection with the Conversion, including shares issued to the Foundation.

     Shares of Common Stock purchased by the ESOP with funds borrowed from the Company are pledged as collateral for the loan, and are held in a suspense account until released for allocation among participants as the loan is repaid. The trustee will release the pledged shares annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will then be allocated to the accounts of ESOP participants as follows: First, for each eligible ESOP participant, a portion of the shares released for the plan year will be allocated to a special "matching" account under the ESOP equal in value to the amount of matching contribution, if any, and/or if applicable, that such participant would be entitled to under the terms of the 401(k) Plan for the plan year. Second, the remaining shares which have been released for the plan year will be allocated to each eligible participant's general ESOP account based on the ratio of each such participant's base compensation to the total base compensation of all eligible ESOP participants. Participants will vest in their ESOP account at a rate of 20% annually commencing after the completion of two years of service, with 100% vesting upon the completion of six years of service. Participants will also become fully vested in their accounts if their service terminates due to death, retirement, disability, or upon the occurrence of a change in control. The ESOP may reallocate forfeitures among remaining participants, in the same proportion as contributions. Benefits under the ESOP will become payable upon death, retirement, early retirement, or separation from service. The annual contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

             PROPOSAL: APPROVAL OF THE FIRST PLACE FINANCIAL CORP.
                              1999 INCENTIVE PLAN

     The Board of Directors of the Company is presenting for stockholder approval the Incentive Plan in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and directors with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached as Appendix A.

General

     The Incentive Plan authorizes the granting of options to purchase Common Stock and option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 1,573,775 shares, provided such number is not in excess of 14% of the outstanding shares of the Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for purchase pursuant to the exercise of options and option-related Awards which may be granted under the Incentive Plan is 1,124,125 shares, provided such number is not in excess of 10% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. The maximum number of the shares reserved for the award of shares of Common Stock ("Stock Awards") is 449,650 shares, provided such number is not in excess of 4% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. All officers, other employees and directors of the Company and its affiliates are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. The exercise of options granted under the Incentive Plan will result in an increase in the number of shares outstanding, and will have a dilutive effect on the holdings of existing stockholders. If shares awarded pursuant to the grant of Stock Awards are granted from authorized but unissued shares, those grants will also have a dilutive effect on the holdings of existing stockholders. The Incentive Plan will be in effect for a period of ten years from the date of approval by the shareholders.

Awards

     Types of Awards. The Incentive Plan authorizes the grant of Awards to officers, employees and directors in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under
Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the

Company), referred to as "Non-statutory Stock Options"; (iii) limited rights which are exercisable only upon a change in control of the Company (as defined in the Incentive Plan) ("Limited Rights"); and (iv) Stock Awards, which provide a grant of Common Stock that vests over time.

     Options. Assuming the requisite stockholder approval is obtained for the Incentive Plan, the Board of Directors intends to grant options to employees and executive officers for 671,000 shares (with Limited Rights) and options to directors who are not also executive officers for 336,600 shares (with Limited Rights). Options for 116,525 shares will be reserved and available under the Incentive Plan for future grants to directors, officers and employees. All options granted to officers and employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock Options. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each stock option shall become exercisable; provided, however, under the terms of the Incentive Plan any stock option granted prior to December 31, 1999 may not vest in annual installments of greater than 20% of the number of shares underlying the options awarded, commencing at least one year from the date of grant, and the vesting of such options may not be accelerated except in case of death or disability. The Board of Directors intends to amend this feature in the future. See "New Plan Benefits" below. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternative" and "Alternative Option Payments."

     Incentive Stock Options may only be granted to officers and employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant and the term of the option may not exceed ten years from the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

     Termination of Employment or Service. Unless otherwise determined by the Committee, upon termination of an officer's or employee's services for any reason other than death, disability or termination for cause, the Incentive Stock Options shall be exercisable for a period of three months following termination, except that in the event of termination of a participant's employment due to retirement, the participant shall have up to one year following the participant's cessation of employment to exercise any Incentive Stock Options exercisable on that date and if exercised after three months following termination due to retirement, the Incentive Stock Options shall be redesignated by the Committee as Non-statutory Stock Options. If an officer or employee continues to serve as a consultant to or on the Board of Directors of the Company or the Association, the officer or employee will not be deemed to have retired, and the stock options shall continue to vest. In the event of termination for cause, all rights under any Incentive Stock Options granted shall expire immediately upon termination. Notwithstanding the foregoing, in the event of death or disability, options will become fully vested and shall be exercisable for up to one year thereafter.

     Unless otherwise determined by the Committee, upon termination of an officer's, an employee's or a director's services for any reason other than death, disability or termination for cause, the Non-statutory Stock Options shall be exercisable for a period of three months following termination, except that in the event of termination of a participant's employment or service due to retirement, the participant shall have up to one year following the participant's cessation of employment or service to exercise any Non-statutory Stock Options. If an officer or employee continues to serve as a consultant to or on the Board of Directors of the Company or the Association, the officer or employee will not be deemed to have retired, and the Non-statutory Stock Options will continue to vest according to their original schedule. All Non-statutory Stock Options granted to a director shall continue to vest regardless of whether the director resigns from the Board of Directors, provided the director is elected as a director emeritus or serves as a consultant or advisory director to the Association or Company.

     Limited Rights. Limited Rights are related to specific options granted and become exercisable in the event of a change in control of the Association or the Company. Upon exercise, the option will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

     Option Grants. It is currently intended that the options proposed to be granted will include Limited Rights and will vest and become exercisable on a cumulative basis in equal installments over five (5) years commencing one year from the date of grant; provided, however, that all options, whether or not then exercisable, will be immediately exercisable in the event the optionee's employment or service is terminated due to death or disability. The exercise price of all such options will be 100% of the fair market value of the underlying Common Stock at the time of grant, which is intended to be the date of the Special Meeting. See "New Plan Benefits" below for information concerning options intended to be granted under the Incentive Plan, assuming stockholder approval.

     As of May 10, 1999, the closing price per share of Common Stock, as reported on the Nasdaq National Market, was $11 9/16.

     Stock Awards. The Incentive Plan also authorizes the granting of Stock Awards to officers, employees and directors. The Committee has the authority to determine the dates on which Stock Awards granted to an officer, employee or director will vest; provided, however, that any Stock Award granted prior to December 31, 1999 may not vest at a rate greater than 20% per year, commencing at least one year from the date of grant and the vesting of any Stock Award may not be accelerated except in the case of death or disability. The Board of Directors intends to amend this feature in the future. See "New Plan Benefits" below. All Stock Award grants will immediately vest upon termination of employment due to death or disability. If an officer or employee retires but continues to serve as a consultant to or on the Board of Directors of the Company or the Association, or if a director retires from the Board of Directors but is elected as a director emeritus or serves as a consultant or advising director, the officer, employee or director will not be deemed to have retired, and the Stock Awards shall continue to vest. An agreement setting forth the terms of the Stock

Awards ("Stock Award Agreement") shall set forth the vesting period. A Stock Award may only be granted from the shares reserved and available for grant under the Incentive Plan.

     Stock Awards are generally nontransferable and nonassignable as provided in the Incentive Plan. The Committee has the power, under the Incentive Plan, to permit transfers. When plan shares are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. The trustee shall direct the voting of shares of Common Stock held in the trust which have not vested or which have not been allocated in a manner which reflects the best interests of the participants.

Tax Treatment

     Stock Options. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

     In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

     In the case of Limited Rights, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purpose in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

     Stock Awards. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

Payout Alternatives

     The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or it may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan. The Committee, in its discretion, may permit a participant to elect to defer receipt of all or any part of any cash or stock payment under the Incentive Plan, or the Committee may determine to defer receipt by some or all participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral.

Alternate Option Payments

     The Committee also has the sole discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for options: (a) in cash or by certified check; (b) through borrowed funds, to the extent permitted by law; or (c) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

Amendment

     The Board of Directors may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of an Awardholder without his or her permission. The Board of Directors intends to amend the Plan in the future. See "New Plan Benefits" below.

Adjustments

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Awardholder. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

Nontransferability

     Unless determined otherwise by the Committee, no Award under the Incentive Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, an employee or Outside Director may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the employee. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. The transfer or assignment of any Non-statutory Stock Options shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Options immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-statutory Stock Options.

Stockholder Approval

     The Incentive Plan complies with the regulations of the Office of Thrift Supervision ("OTS"). The OTS has not endorsed or approved the Incentive Plan. Pursuant to OTS regulations, the Incentive Plan may not be implemented during the first year after the Conversion unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at this Special Meeting is received. If such approval is not obtained, but the Incentive Plan receives the affirmative vote of a majority of the shares present at the Special Meeting and eligible to be cast on the Proposal, the Incentive Plan will not become effective at this time, but will become effective immediately following a period of one year after the Conversion without further stockholder approval. The Board of Directors also could determine to have the Incentive Plan become effective (one year after the Conversion) even if the Incentive Plan does not receive the requisite affirmative vote of stockholders at this Special Meeting. In the absence of stockholder approval, the option awards under the Incentive Plan would not qualify as incentive stock options under the Code, and the Company's qualification to have its stock traded on the Nasdaq National Market could be adversely affected.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the First Place Financial Corp. 1999 Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE FIRST PLACE FINANCIAL CORP. 1999 INCENTIVE PLAN.


New Plan Benefits

     The following table provides certain information with respect to all Awards which are intended to be granted immediately after the Special Meeting, assuming stockholder approval is obtained, under the Incentive Plan, specifying the amounts to be granted to the Named Executive Officer individually, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.

     All awards granted to the officers, directors and employees of the Company and the Association reflected in the table below become vested and exercisable in equal annual installments of 20% each year commencing one year from the date of grant. All such awards will immediately vest and become exercisable upon termination of employment due to death or disability. Additionally, on or after December 31, 1999, the Board of Directors intends to amend the Plan or the awards reflected below to provide for acceleration of the vesting of such awards upon a change in control of the Company or the Association (as defined in the Incentive Plan). The Incentive Plan generally defines that a change in control will be deemed to occur when a person or group of person acting in concert acquires beneficial ownership of 25% or more of any class of equity security, such as the Common Stock of the Company or the Association, or in the event of a merger or other form of business combination, sale of assets or contested election of directors which results in a change of a majority of the incumbent Board of Directors of the Company or the Association. Stockholder approval after one year following the Conversion may be required to satisfy the requirements of the OTS for such an amendment.

                               NEW PLAN BENEFITS

                                                                    Stock Option Awards                    Stock Awards
                                                               ------------------------------    --------------------------------
                                                                  Dollar          Number of       Dollar Value       Number of
                        Name and Position                        Value (1)        Units (2)           (3)              Units
                                                               -------------    -------------    --------------    --------------
Steven R. Lewis
 President, Chief Executive Officer and Director of the
  Company and the Association                                             --          224,000        $1,038,891            89,850

All current executive officers as a group (7 persons)                     --          476,000        $2,585,953           223,650

All current directors of the Company and the Association as a
 group who are not executive officers (6 persons)                         --          336,600        $1,554,000           134,400

All employees, who are not executive officers, as a group (27
 persons)                                                                 --          195,000        $1,059,125            91,600

________________________
(1) The "dollar value" for options to be granted pursuant to the Incentive Plan on the date of grant will be zero, as the exercise price for such options will be the fair market value on the date of grant which is intended to be the date stockholder approval is obtained.
(2) 116,525 Stock Option Awards remain unallocated under the Incentive Plan.
(3) Based upon $11 9/16, the closing price of the Common Stock, as reported on the Nasdaq National Market on May 10, 1999.

                            ADDITIONAL INFORMATION

Shareholder Proposals

     Since no annual meeting of stockholders for which a proxy statement was distributed has previously been held, to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at a Special or Annual Meeting

     The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the shareholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Stockholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Special Meeting, you are urged to return your proxy card promptly. If you are then present at the Special Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Special Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Special Meeting.


                                    By Order of the Board of Directors

                                    /s/  Dominique Stoeber

                                    Dominique Stoeber
                                    Corporate Secretary

Warren, Ohio
May 19, 1999


         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
                   RETURN THE ACCOMPANYING PROXY CARD IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      Appendix A

                          FIRST PLACE FINANCIAL CORP.
                              1999 INCENTIVE PLAN


1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 11 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Association" means First Federal Savings and Loan Association of
Warren.

     (d) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

     (e) "Board of Directors" or "Board" means the board of directors of the Holding Company or the Association and Directors Emeritus of the Holding Company or the Association.

     (f) "Change in Control" means a change in control of the Association or Holding Company of a nature that; (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Association or the Holding Company representing 25% or more of the Association's or the Holding Company's outstanding securities except for any securities of the Association purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Association; or (B) individuals who constitute the Board of Directors of the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs in which the Association or Holding Company is not the resulting entity.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 15 hereof.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     (l) "Effective Date" means ________________, the effective date of the Plan.

     (m) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

     (n) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (p) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

     (q) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the last transaction price of the Common Stock quoted for such date by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the closing price reported by the New York Stock Exchange ("NYSE") or any other stock exchange (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not traded on the NASDAQ, the NYSE or any other stock exchange, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

     (r)  "Holding Company" means First Place Financial Corp.

     (s) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

     (t) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

     (u) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

     (v) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

     (w) "Outside Director" means a member of the Board of Directors or a Director Emeritus of the Holding Company or its Affiliates, who is not also an Employee.

     (x) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

     (y) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

     (z) "Performance Goal" is a specific condition or goal which may be set by the Committee as a prerequisite to the vesting of a Stock Award in accordance with Section 9(b) hereof.

     (aa) "Plan" means the First Place Financial Corp. 1999 Incentive Plan.

     (bb) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Association. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Holding Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director Participant, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire, except that an Outside Director Participant shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director or director emeritus, including pursuant to any retirement plan of the Holding Company or the Association.

     (cc) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

     (dd) "Termination for Cause" shall mean, in the case of a Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of Participant's personal dishonesty, incompetence, willful misconduct, conduct damaging the reputation of the Association or the Holding Company, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or in the case of an employee without a written employment agreement with the Association or Holding Company, any other grounds provided for under employment policies of the Association or Holding Company in effect at the Effective Date or as amended from time to time.

     (ee) "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

     (ff) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2.   ADMINISTRATION.
     --------------

     (a) The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable.
All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

     (b) Awards to Outside Directors of the Holding Company or its Affiliates shall be granted by the Board of Directors or the Committee, pursuant to the terms of this Plan.

     (c) Actual transference of the Award requires no, nor allows any, discretion by the Trustee.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     -----------------------------------

     The following Awards and related rights as described below in Paragraphs 6 through 12 hereof may be granted under the Plan:

     (a)  Non-statutory Stock Options
     (b)  Incentive Stock Options
     (c)  Limited Rights
     (d)  Stock Awards

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved for Awards under the Plan is 1,573,775 shares which number may not be in excess of 14 % of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 1,124,125 shares, which number may not be in excess of 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares of Common Stock reserved for award as Stock Awards is 449,650 shares, which number is not in excess of 4% of the outstanding shares of Common Stock as of the Effective Date. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having vested or without having been exercised (or in cases where a Limited Right has been granted in connection with an option, the amount of such Limited Right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options or Stock Awards.

5.   ELIGIBILITY.
     -----------

     Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine and grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Non-statutory Stock Option
         --------------
shall be determined by the Committee. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

     (b) Terms of Non-statutory Stock Options.  The term during which each Non-
         ------------------------------------
statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. Subject to OTS Regulations, the Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. The acceleration of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

     The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 6(b), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the First Federal of Warren Community Foundation. For purposes of this
Section 6(b), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(b) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-statutory Stock Option or portion thereof, and approval to transfer or assign any Non-statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-statutory Stock Option or portion thereof. The transferee or assignee of any Non-statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-statutory Stock Option.

     (c) NSO Agreement.  The terms and conditions of any Non-statutory Stock
         --------------
Option granted shall be evidenced by an agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

     (d) Termination of Employment or Service.   Unless otherwise determined by
         ------------------------------------
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of termination upon Retirement, such Non-statutory Stock Options shall be exercisable for a period of one year. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Incentive Stock Option
         --------------
shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary) ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

     (b) Amounts of Incentive Stock Options.  Incentive Stock Options may be
         ----------------------------------
granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

     (c) Terms of Incentive Stock Options.  The term during which each Incentive
         --------------------------------
Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The shares comprising each installment of the Incentive Stock Option may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. Subject to OTS Regulations, the Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d)  ISO Agreement.  The terms and conditions of any Incentive Stock Option
          -------------
granted shall be evidenced by an agreement (the "ISO Agreement") which shall be subject to the terms and conditions of the Plan.

     (e)  Termination of Employment.  Unless otherwise determined by the
          -------------------------
Committee, upon the termination of an Employee Participant's employment for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of termination upon Retirement, such Incentive Stock Options shall be exercisable for a period of one year. Notwithstanding any provision set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of termination of the Employee Participant's employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination. No Incentive Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Incentive Stock Option is exercised more than three months following the date of Participant's cessation of employment. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

     (f)  Compliance with Code.  The Incentive Stock Options granted under this
          --------------------
Section 7 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

8.   LIMITED RIGHT.
     -------------

     Simultaneously with the grant of any Option to an Employee or Outside Director, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

          (a)  Terms of Rights.  In no event shall a Limited Right be
               ---------------
exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

          The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

          Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

          (b)  Payment.  Upon exercise of a Limited Right, the holder shall
               -------
promptly receive from the Holding Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is exercised. Payments shall be less any applicable tax withholding as set forth in Section 16 hereof.

9.   STOCK AWARD.
     -----------

     The Committee may, subject to the limitations of the Plan, from time to time, make an Award of shares of Common Stock to Employees and Outside Directors ("Stock Awards"). The Stock Awards shall be made subject to the following terms and conditions:

     (a)  Payment of the Stock Award.  The Stock Award may only be made in whole
          --------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

     (b)  Terms of the Stock Awards.  The Committee shall determine the dates on
          -------------------------
which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

     (c)  Stock Award Agreement. The terms and conditions of any Stock Award
          ---------------------
shall be evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

          (i)  the period over which the Stock Award will vest; and

          (ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods.

     (d)  Certification of Attainment of the Performance Goal. No Stock Award or
          ---------------------------------------------------
portion thereof that is subject to a performance goal is to be distributed to an Employee Participant until the Committee certifies that the underlying performance goal has been achieved, or in the case of an

Outside Director Participant, until an independent third party presents a certification to the Board of Directors that the underlying performance goal associated with a Stock Award has been achieved.

     (e)  Termination of Employment or Service.  Unless otherwise determined by
          ------------------------------------
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant, including any portion of a Stock Award subject to a performance goal, shall immediately vest and, in the event of the Participant's Termination for Cause, the Participant's unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (f)  Non-Transferability.  Except to the extent permitted by the Code, the
          -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer.

          (iii) If a recipient of a Stock Award is subject to the provisions of
Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Stock Award.

     (g)  Accrual of Dividends.  Whenever shares of Common Stock underlying a
          --------------------
Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or distributions (other than distributions in shares of Common Stock) and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out.

     (h)  Voting of Stock Awards.  All shares of Common Stock held by the Trust
          -----------------------
which have not vested shall be voted by the Trustee, taking into account the best interests of the recipients of Stock Awards.

10.  PAYOUT ALTERNATIVES
     -------------------

     Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

     (a)  Discretion of the Committee.  The Committee has the sole discretion to
          ---------------------------
determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

     (b)  Payment in the form of Common Stock.  Any shares of Common Stock
          -----------------------------------
tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

     (c)  Deferred Payments.  The Committee, in its discretion, may permit a
          -----------------
Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.  ALTERNATE OPTION PAYMENT MECHANISM
     ----------------------------------

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a)  Cash Payment.  The exercise price may be paid in cash or by certified
          ------------
check.

     (b)  Borrowed Funds.  To the extent permitted by law, the Committee may
          --------------
permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c)  Exchange of Common Stock.
          ------------------------

          (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Holding Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available.

          (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

12.  RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.
     -------------------------------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

     Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

13.  AGREEMENT WITH GRANTEES.
     -----------------------

     Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, or the Board of Directors, and may describe or specify tax law considerations or applicable securities law considerations.

14.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event a capital distribution is made, the Committee will make such adjustments to Awards to prevent dilution, diminution or enlargement of the rights of the Participant, as the Committee deems appropriate, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     Alternatively, the Committee could provide the participant with a cash benefit for shares underlying vested, but unexercised options, in order to achieve the aforementioned effect. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

16.  TAX WITHHOLDING.
     ---------------

     Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

17.  AMENDMENT OF THE PLAN.
     ---------------------

     The Board of Directors may at any time, and from time to time, subject to applicable rules and regulations, modify or amend the Plan, or any Award granted under the Plan, in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

18.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective upon being presented to shareholders for ratification for purposes of: (i) obtaining preferential tax treatment for Incentive Stock Options; and (ii) maintaining the listing of the Common Stock on the Nasdaq National Market. The failure to obtain shareholder ratification for such purposes will not affect the validity of the Plan and the Options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

19.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.  APPLICABLE LAW.
     --------------

The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

21.  COMPLIANCE WITH OTS CONVERSION REGULATIONS
     ------------------------------------------

      Notwithstanding any other provision contained in this Plan:

     (a) unless the Plan is approved by a majority vote of the outstanding shares of the total votes eligible to be cast at a duty called meeting of stockholders to consider the Plan, as required by 12 CFR
          (S)563b.3(g)(4)(vii), the Plan shall not become effective or implemented prior to one year from the date of the Association's mutual to stock conversion;

     (b) no Award granted prior to one year from the date of the Association's mutual to stock conversion shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

     (c) no Award granted to any individual employee prior to one year from the date of the Association's mutual to stock conversion may exceed 25% of the total amount of Awards which may be granted under the Plan;

     (c) no Award granted to any individual Outside Director prior to one year from the date of the Association's mutual to stock conversion may exceed 5% of the total amount of Awards which may be granted under the Plan; and

     (d) the aggregate amount of Awards granted to all Outside Directors prior to one year from the date of the Association's mutual to stock conversion may not exceed 30% of the total amount of Awards which may be granted under the Plan.

22.  DELEGATION OF AUTHORITY
     -----------------------

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; and the determination of all other aspects of administration of the Plan to the executive officer(s) of the Holding Company or the Association. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or the Association for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

                                 [FRONT SIDE]

                                REVOCABLE PROXY
                          FIRST PLACE FINANCIAL CORP.
                        SPECIAL MEETING OF STOCKHOLDERS

                                 July 2, 1999
                            2:00 p.m. Eastern Time


     The undersigned hereby appoints the official proxy committee of the Board of Directors of First Place Financial Corp. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on July 2, 1999 at 2:00 p.m. Eastern Time, at the Park Hotel, 136 North Park Avenue, Warren, Ohio, and at any and all adjournments thereof, as follows:


     1.   The approval of the First Place Financial Corp. 1999 Incentive Plan.

          FOR                       AGAINST                             ABSTAIN

          [_]                         [_]                                 [_]



                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                             THE LISTED PROPOSAL.

                                  [BACK SIDE]

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the proposal listed.
If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and of a Proxy Statement relating to this meeting.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                    Dated:  ______________________________


                                            ______________________________
                                            SIGNATURE OF STOCKHOLDER


                                            ______________________________
                                            SIGNATURE OF STOCKHOLDER

                       ________________________________


           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE